El Paso Electric Goldman Sachs Marketing Tour March 7-8, 2012 El Paso Electric R Exhibit 99.1

Safe Harbor Statement Statements in this presentation, other than statements of historical information, are forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “act”). Such statements are intended to be made as of the date of this presentation, and the company does not undertake to update any such forward-looking statement. Forward-looking statements involve known and unknown risks and other factors that may cause actual results to differ materially from those expressed in this presentation. In connection with the safe-harbor provisions of the act, the company has set forth below a number of important risks and factors that could cause actual results to differ materially from forward-looking information. Factors that could cause or contribute to such differences include, but are not limited to: • Our rates in Texas following the rate case filed on February 1, 2012 pursuant to the El Paso City Council’s resolution ordering us to show cause why our base rates for El Paso customers should not be lower • Our ability to recover our costs and earn a reasonable rate of return on our invested capital through rates • Ability of our operating partners to maintain plant operations and manage operation and maintenance costs at the Palo Verde and Four Corners plants, including costs to comply with any potential new or expanded regulatory requirements • Reductions in output at generation plants operated by us • Unscheduled outages including outages at Palo Verde • The size of our construction program and our ability to complete construction on budget and on a timely basis • Electric utility deregulation or re-regulation • Regulated and competitive markets • Ongoing municipal, state and federal activities • Economic and capital market conditions • Changes in accounting requirements and other accounting matters • Changing weather trends and the impact of severe weather conditions • Rates, cost recovery mechanisms and other regulatory matters including the ability to recover fuel costs on a timely basis • Changes in environmental laws and regulations and the enforcement or interpretation thereof, including those related to air, water or greenhouse gas emissions or other environmental matters • Political, legislative, judicial and regulatory developments • The impact of lawsuits filed against us • The impact of changes in interest rates • Changes in, and the assumptions used for, pension and other post-retirement and post-employment benefit liability calculations, as well as actual and assumed investment returns on pension plan and other post-retirement plan assets • The impact of recent U.S. health care reform legislation • The impact of changing cost escalation and other assumptions on our nuclear decommissioning liability for Palo Verde • Texas, New Mexico and electric industry utility service reliability standards • Homeland security considerations, including those associated with the U.S./Mexico border region • Coal, uranium, natural gas, oil and wholesale electricity prices and availability • Other circumstances affecting anticipated operations, sales and costs • Other factors detailed by EE in its public filings with the Securities and Exchange Commission. Please refer to EE’s 2011 Form 10K and other 1934 Act Filings March 2012 2 Investor Relations

EE Overview Regional electric utility serving west Texas and southern New Mexico Rate regulated business – no retail competition – fuel “pass through” Above average customer and retail sales growth Favorable environmental profile Sizable capital expenditures plan and resulting rate base growth for the next several years Financially strong utility with good credit metrics March 2012 3 Investor Relations

El Paso Electric Profile NYSE Ticker Symbol EE Net Dependable Generating Capability 1,785 MW 2011 Native System Peak Demand 1,711 MW Retail Customers Approx 380,000 Credit Ratings S&P BBB Moody’s A3 2011 Annualized Dividend Yield 2.54% Actual 2011 EPS (Basic) $2.49 2012 EPS Guidance (Basic) $2.15 (Low) $2.55 (High) March 2012 Investor Relations 4

Service Territory New Mexico WECC Texas SERC Service Territory March 2012 Investor Relations 5 • Approximately 380,000 retail customers • Clean dependable generating capability 1,785 MW (net) - nuclear (36%), gas (58%) and limited coal (6%) 12 Months Ended 12/31/11 Operating Revenues, Net of Energy Expenses MWh Sales ($000) Texas 5,965,038 77% $447,150 76% New Mexico 1,696,175 22% 122,806 21% FERC 62,656 1% 2,122 0% NM PV3 Stipulation 14,820 3% Total Native Load Sales 7,723,869 100% $586,898 100% Other * 30,019 Off-System ** 2,687,631 (560) Total 10,411,500 $619,357 * Represents revenues with no related kWh sales **Off-System Sales are sales made to power marketers and other utilities with the exception of the Rio Grande Electric Cooperative which is a full requirements customer. Effective July 1, 2010, 90% of off-system sales margins are shared with retail customers. • No interconnection with ERCOT • Interconnected with Mexico

CEO Transition Update • On March 2, 2012 David Stevens resigned his position as CEO of El Paso Electric in order to pursue another job opportunity • Board of Directors appointed Thomas V. Shockley to assume the responsibilities of the CEO on an interim basis • EE Director since May 2010 • Former Vice Chairman and COO of AEP • Former President and COO of CSW, which is now part of AEP • Several executive and management positions in the utility and energy industries • Search for successor will consider both internal and external candidates March 2012 6 Investor Relations

Regulatory Overview Regulated in Texas by PUCT (~75%), in New Mexico by NMPRC (~25%) and by FERC (<1%) In response to a show cause order by the City of El Paso, EE filed a rate case with the PUCT on February 1, 2012 No current plans for a New Mexico rate case prior to 2013 FERC rates are largely formula driven March 2012 7 Investor Relations

Summary of 2012 Texas Rate Case • On October 4, 2011, El Paso City Council adopted a resolution requiring EE to show cause why base rates for customers in El Paso city limits should not be reduced • On November 15, 2011, the El Paso City Council adopted a resolution which established current rates as temporary rates for customers of EE residing within the city limits of El Paso • On February 1, 2012, EE filed a rate case with the Public Utility Commission of Texas (PUCT), the City of El Paso (City), and other incorporated cities in Texas • Historical test year ended September 30, 2011 (adjusted for known and measurable items) • Return on equity of 10.6% with 53.4% equity layer • Requested non-fuel base rate increase of $26.3mm • Base rate, interruptible and other revenue increases - $17.6mm • Requesting $8.7mm surcharge for rate case expenses over 12 months March 2012 Investor Relations 8

Rate Base • Total Rate Base • Total Company $1,524mm • Texas jurisdictional $1,126mm • Approximately $511mm of plant additions have been added since the last rate case resulting in an increase to Texas jurisdictional net plant of approximately $256mm • Significant plant additions to rate base include: • Phase II of Newman 5 - $162.5mm • Transmission and distribution investment - $149.2mm • Palo Verde evaporation pond, reactor vessel heads, and rapid refueling facilities - $44.2mm • Zero liquid discharge facility - $14.1mm March 2012 Investor Relations 9

Cost of Service • Texas cost of service has increased by $81.1mm due primarily to increases in O&M, return on rate base, depreciation and other taxes resulting from recent plant additions • O&M increases mainly attributable to pension and OPEB, payroll, and rate case expenses March 2012 Investor Relations 10 Texas Jurisdiction 09/30/2011 Cost of Service $81,077 Revenue 54,822 Revenue Deficiency $26,255 • Increased cost of service is partially offset by revenue growth of $54.8mm adjusted for normal weather • $12.8mm weather normalization adjustment • EE revenue deficiency is $26.3mm

Expected Texas Rate Case Timeline • 2012 Texas Rate Case Procedural Schedule: • Texas Rate Case Filing - February 1, 2012 • Discovery Process - February/May 2012 • Intervenors and Staff Testimony – May 2012 • Rebuttal Testimony - June 2012 • Hearings – June 2012 • PUCT decision – September 2012 • New rates would be effective - October/November 2012 March 2012 Investor Relations 11

Above Average Customer and Retail Sales Growth March 2012 Investor Relations 12 EE continues to have above average growth as compared to the industry

Retail Customer & kWh Sales Growth March 2012 Investor Relations 13 1.82% 1.07% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% EE Avg. Customer Growth (2006-2011) Industry Avg. Customer Growth (2005-2010) 5-Year Retail Customer Growth 4.04% 2.35% 0.41% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% Excluding Industrial (2006-2011) EE (2006-2011) Industry (2006-2011) 5-Year Retail kWh Sales Growth Source: Industry customer data detailed in EEI-2010 Financial Review Report. Source: Industry retail kWh sales data obtained from the Energy Information Administration website: http://www.eia.doe.gov

Local Economic Growth March 2012 Investor Relations 14 • Continued Expansion of Fort Bliss • Fort Bliss will be constructing a new replacement hospital at a cost of almost $1 billion; new Soldier Family Care Center • Growth related to Fort Bliss is shifting gears from primarily construction expansion to population growth • Fort Bliss was selected as one of four possible locations for an Air Force security forces regional training center, which would add an additional 8,500 troops • Medical Center of the Americas • Plan to build a 140-acre biomedical business park • $120mm El Paso Children’s Hospital opened in February 2012 • Inherent growth in local economy • Increasing demand for housing due to Fort Bliss expansion • El Paso and most notably, Las Cruces, NM are popular retirement destinations • Rebounding Maquila Industry in Juarez, Mexico • In 2011, maquiladora payrolls grew by almost 10,000 jobs , a 4.2% increase

Customer Base Expansion March 2012 Investor Relations 15 2,233 2,228 2,362 2,509 2,633 2,216 2,255 2,251 2,296 2,352 1,195 1,102 1,024 1,087 1,096 1,384 1,449 1,482 1,542 1,580 500 700 900 1,100 1,300 1,500 1,700 1,900 2,100 2,300 2,500 2,700 2,900 2007 2008 2009 2010 2011 GWH Sales by Class Residential C&I Small C&I Large Other Public Authorities CAGR 1.50% CAGR -2.14% CAGR 4.21% CAGR 3.37% G WH S a le s • Above-average customer and retail kWh sales growth exceeds the industry average, reflecting the expansion at Fort Bliss and economic growth in the service territory • Fort Bliss currently represents approximately 70 MW’s of load and is expected to grow to over 90 MW’s by 2013; current active duty soldier population of approximately 32,000 • Single-family building permits – a leading indicator for the housing sector – increased 32% in October 2011 over the similar period in 2010

Residential Customer and Usage per Customer Growth March 2012 Investor Relations 16 Number of Customers Usage per Customer 10-Year CAGR kWh Usage 1.59% Customers 2.03% • Refrigerated air conditioning is being installed in 99% of new homes; approximately 35% of El Paso residences have refrigerated air conditioning • Refrigerated air conditioning uses 15% less water and 3 times more electricity than evaporative coolers 6,529 6,694 6,761 6,769 6,936 6,852 7,085 6,955 7,244 7,560 7,641* 3,000 3,500 4,000 4,500 5,000 5,500 6,000 6,500 7,000 7,500 8,000 200,000 220,000 240,000 260,000 280,000 300,000 320,000 340,000 360,000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Residential customers at end of year Avg annual kWh use per residential customer *2011 annualized data has been weather normalized

Favorable Environmental Profile March 2012 Investor Relations 17 EE has a favorable environmental profile and is well-positioned to comply with proposed environmental regulations

Diversified Energy Portfolio and Low Carbon Footprint March 2012 EE vs. U.S. Carbon Footprint (Short tons CO2 equivalent emissions/MWH) Renewable energy purchases represent 1% of total purchased power 2007 National Average 0.65 2010 EE 0.31 Investor Relations 18 Nuclear, 45% Purchased Power, 19% Natural Gas, 30% Coal, 6% 2011 Energy Sources

Environmental Regulations • Recent Environmental Rulemakings • Cross State Air Pollution Rule (CSAPR) reduces interstate transport of ozone and fine particle air pollution • Only EE’s Texas jurisdiction must comply with new rules; Four Corners is excluded • These were to become effective January 1, 2012, but the rule was stayed on December 30, 2011 and is in litigation • Minimal impact to EE due to natural gas-fired generation in Texas • Anticipate compliance through a combination of the purchase of NOx allowances, unit retirements, and new unit additions will lower emissions • Mercury and Air Toxics Standards (Utility MACT) requires significant reductions in emissions of mercury and other air toxics • EPA finalized standards December 2011; final rule effective April 16, 2012 • This rule will not apply to EE’s local generation due to natural gas-fired units; fuel oil for back-up/emergency usage will be below rule applicability levels • EE is currently evaluating new standards and cannot at this time determine impact on Four Corners, but the cost of compliance could be material • Must comply with new standards in 3-5 years March 2012 Investor Relations 19

Expanding Rate Base March 2012 Investor Relations 20 Capital requirements are being driven by the need to build infrastructure to meet customer demand

Generation Portfolio Newman •Natural Gas •752 MW Palo Verde •Nuclear •633 MW Rio Grande •Natural Gas •229 MW Four Corners •Coal •108 MW Copper •Natural Gas •62 MW Hueco Mountain •Wind •1 MW March 2012 Investor Relations 21 Net Dependable Generating Capability

Growth in Peak Demand and Generating Capability March 2012 Investor Relations 22 1,100 1,300 1,500 1,700 1,900 2,100 2,300 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Purchased Capacity Installed Capacity Native Peak Projection Actual MWs

Capacity Additions March 2012 Investor Relations 23 • EPE is making substantial investment in new plant to meet load growth and to modernize its power plant fleet by building new, more efficient natural gas units to replace its aging units • Approximately 436 MWs of new generation additions and 225 MWs of retirements from 2012-2016 • New Generating Plant Additions • Rio Grande Unit 9 peaking unit (87MWs) should reach commercial operation in May 2013 • Four Additional LMS 100 units to come on line before end of 2016 • Initial construction of two CCGT’s to come on line in 2018 & 2019 Rio Grande Unit 9 Rendering

Cash Capital Expenditures March 2012 Investor Relations 24 • Construction work in progress of $167mm at December 31, 2011 • Capital expenditures are expected to average approximately $278mm annually through 2016 • Primary additions to rate base through 2016 include: • New Generating Plant additions - $700mm • T&D construction necessary to meet customer growth - $401mm • Capex at Palo Verde - $154mm (1) Does not include acquisition costs for nuclear fuel. (2) Includes $700 million for new generating capacity including $38 million to complete Rio Grande Unit 9, $186 million to construct two 87 MW gas-fired LMS-100 units that are scheduled to come on line in 2014 and 2015, $174 million for two 87 MW gas-fired LMS- 100 units scheduled to come on line in 2016, and $284 million of initial expenditures for two additional 292 MW combined cycle generating units that are anticipated to come on line in 2018 and 2019 and $18 million for anticipated renewable projects to be built in El Paso. $0 $50 $100 $150 $200 $250 $300 $350 $400 2011 2012 Est 2013 Est 2014 Est 2015 Est 2016 Est EE Actual and Estimated Costs Production Transmission Distribution General $242 $232 $337 $178 $267 $311

Financial Stability March 2012 Investor Relations 25 EE has solid credit metrics, which should allow continued access to capital markets, while at the same time allowing for cash and non-cash returns to investors

Commitment to Credit Quality • Capital Structure March 2012 • Well positioned to finance planned investments – Investment grade credit ratings – S&P reaffirmed its BBB rating and Stable Outlook in September 2011 – Moody’s reaffirmed its A3 rating and Stable Outlook in October 2011 Moody's S&P EE A3 BBB EE (Unsecured) Baa2 BBB-*** Stable Stable **Regulatory Capitalization excludes borrowings for NF by the Rio Grande Resources Trust (RGRT), while book capitalization includes nuclear fuel borrowings in the debt portion of capitalization. ***S&P has assigned a ‘BBB’ rating to the $150mm and $400mm senior note issuances as EE has no secured obligations outstanding. As of 12/31/11* (thousands) Common Stock Equity $ 760,251 Long-term debt, net of RGRT 739,797 Total Capitalization Before RGRT $ 1,500,048 RGRT - LT & ST Debt 143,379 Total Capitalization After RGRT $ 1,643,427 *Capital structure includes current maturities and short-term borrowings Investor Relations 26 Equity 46.3% Debt 53.7% Book Capitalization Equity 50.7% Debt 49.3% Regulatory Capitalization**

Capital Allocation and Liquidity • EE dividend payments were $27.2mm in 2011 • EE is committed to enhancing long term value and cash returns to shareholders primarily through quarterly cash dividend payments and secondarily through share repurchases • Board will review the dividend policy annually in conjunction with the annual shareholders meeting • Anticipate moving toward a target 45% dividend payout ratio • EE had a cash balance of $8.2mm at December 31, 2011 • At December 31, 2011, EE had liquidity of $174.4mm including cash and the revolving credit facility • Anticipate expanding the current RCF and/or issuing new long-term debt March 2012 Investor Relations 27

2012 Earnings Guidance • 2012 Earnings Guidance range of $2.15 to $2.55 per basic share (excludes impact of 2012 Texas Rate Case) • Key variables: • Base revenue growth of (0.5%) to 1.5% • Underlying growth range of 1.5% to 3.5% was adjusted to normalize for 2011 weather • Increase between 1.0% to 2.0% in total O&M over 2011 amounts primarily due to higher pensions and benefits expense due to lower discount rate • Decrease in PV3 deregulated revenues due to lower expected gas prices and reduced output due to anticipated outages • Lower allowance for funds used during construction due to completion of Newman 5 Phase 2 March 2012 Investor Relations 28

March 2012 Investor Relations 29 Appendix

2011 Accomplishments • Financial and Regulatory • Earnings per share (Basic) increased from $2.08 in 2010 (before extraordinary gain) to $2.49 in 2011 • Paid first common stock dividend since 1989 • Repurchased almost 2.8mm shares of common stock at a cost of $86.5mm which enhanced shareholder value and helped to balance capital structure • Refinanced the revolving credit facility, extending the term and lowering interest costs • Settled a long-standing dispute with Tucson Electric Power over transmission rights on EE’s transmission system • Obtained all necessary regulatory approvals to construct Rio Grande 9 • Operational • Commenced commercial operation of the steam generator completing the Combined Cycle Newman Power Plant Unit 5 March 2012 Investor Relations 30

Summary of Texas Rate Base Changes March 2012 31 Investor Relations (000's) Texas Rate Base in Docket 37690 $ 862,567 Changes in Rate Base: Net Production Plant $ 186,982 Net Distribution Plant 64,529 Net Other Plant 4,596 Total Net Plant $ 256,107 Working Capital 15,924 Accumulated Deferred Income Taxes (20,894) Other Rate Base 12,511 Total Changes in Rate Base $ 263,648 Total Texas Rate Base $ 1,126,215 Requested Rate of Return 8.939% Requested Return on Rate Base $ 100,672 Return on Rate Base in Docket 37690 74,120 Total Increase in Return $ 26,552

Texas Jurisdictional Cost of Service Compared to Docket 37690 March 2012 Investor Relations 32 09/30/2011 Plant Related (000's) (000's) Revenue Weather (12,760)$ Revenue growth 1) 67,582 Total Revenue 54,822$ Cost of Service O&M 27,922$ (1,737)$ 2) Depreciation 9,679 9,679 Other Taxes 648 5,315 Income Taxes 16,276 13,910 Return on Rate Base 26,552 26,552 Total Cost of Service 81,077$ 53,719$ Revenue Deficiency 26,255$ 1) Reflects annualized revenues 2) Reflects changes for decommissioning

4th Quarter and YTD 2011 Financial Results • 4th Quarter 2011 (Basic) EPS - $0.14, compared to 4th Quarter 2010 (Basic) EPS of $0.18 • YTD 2011 (Basic) EPS - $2.49, compared to YTD 2010 (Basic) EPS of $2.08, before extraordinary item March 2012 Investor Relations 33

2011 Key Earnings Drivers • Positive Drivers • Retail non-fuel base revenues • Decreased income tax expense • Decreased weighted average number of shares outstanding • Increased transmission revenue • Negative Drivers • Increased planned maintenance outages and freeze protection upgrades at local plants • Decreased allowance for funds used during construction • Increased customer care expenses • Decreased retained margins on off-system sales • Increased transmission and distribution O&M expense March 2012 Investor Relations 34

% Change in Retail Non-Fuel Base Revenues and MWh Sales March 2012 Investor Relations 35 *YTD values are as of December 31, 2011 0.9% 0.5% 6.8% 4.6% 5.0% 2.5% 0.8% 2.4% 1.0% 2.0% 8.2% 0.1% 7.6% 4.1% 3.6% 9.1% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% Residential Q4 C&I Small Q4 C&I Large Q4 OPA Q4 Residential YTD C&I Small YTD C&I Large YTD OPA YTD MWh Revenues 4th Quarter Year-to-Date

MWh Sales and Base Revenue Mix March 2012 Investor Relations 36 C&I Small 34% C&I Large 8% Residential 41% Public Authorities 17% C&I Small 31% C&I Large 14% Residential 34% Public Authorities 21% Retail MWh Sales Retail Non-Fuel Base Revenues 12 Months Ended 12/31/2011

Texas Renewables • Requirements • Texas mandates EE to obtain renewable energy proportionate to its market share of Texas energy sales or approximately 2% of Texas energy sales; renewable energy requirement can be met through renewable generation or purchase of Renewable Energy Credits (REC’s) March 2012 • Compliance • EE primarily purchases REC’s • Cost Recovery • REC costs recovered through base rates • EE capital investments included in rate base • Purchased energy costs (including REC’s) recovered through fuel Investor Relations 37

New Mexico Renewables March 2012 Investor Relations 38 • Requirements • EE is required to meet 10% of its current retail energy sales in New Mexico via renewables; escalates to 15% in 2015 and to 20% in 2020 • Must be from diverse sources – at least 20% solar, 20% wind, 10% other and 1.5% renewable distributed generation (increases to 3% in 2015) • Compliance • Historically met requirement via purchasing wind RECs from PNM Resources (PNM) and Southwestern Public Service (SPS) • EE began purchasing 25MW of solar energy in mid 2011 and will purchase an additional 22MWs of solar photovoltaic energy in 2012 • Cost Recovery • Renewable energy with RECs recovered through fuel clause; RECs without energy recovered through base rates

EE System Reliability March 2012 For 12 out of 13 years since 1999, EE’s distribution system has ranked No. 1 or No. 2 for system reliability indices as tracked by the PUCT 48.37 106.18 EE Avg of all TX Electric Utilities SAIDI 2011 SAIDI - System Average Interruption Duration Index Minutes of Interruption On average, EE customers experienced 48.37 minutes of interruption in 2011 0.45 1.07 EE Avg of all TX Electric Utilities SAIFI 2011 SAIFI - System Average Interruption Frequency Index Number of Interruptions On average, EE customers experienced 0.45 interruptions in 2011 Investor Relations 39

State Regulatory Commissioners March 2012 Investor Relations 40 Public Utility Commission of Texas - Appointed by Governor Name Position Term Ends Party Donna L. Nelson Chair 08/31/2015 Republican Kenneth W. Anderson Commissioner 08/31/2017 Republican Rolando Pablos Commissioner 08/31/2013 Republican New Mexico Public Regulation Commission - Elected Name Position Term Ends Party Patrick Lyons Chair 12/31/2014 Republican Theresa Bencenti-Aguilar Commissioner 12/31/2014 Democrat Jason Marks Commissioner 12/31/2012 Democrat Ben Hall Commissioner 12/31/2014 Republican Dr. Doug Howe Commissioner 12/31/2012 Independent

EE Contact Information Thomas Shockley El Paso Electric Headquarters Chief Executive Officer - Interim Stanton Tower (915) 521-5721 100 North Stanton tom.shockley@epelectric.com El Paso, Texas 79901 800-592-1634 David G. Carpenter Senior Vice President - Chief Financial Officer (915) 543-5945 david.carpenter@epelectric.com Steven P. Busser Vice President -Treasurer (915) 543-5983 steve.busser@epelectric.com March 2012 Investor Relations 41